UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF FILING

The purpose of this filing is to report to you that we have executed an amendment to one of our material agreements with Computer Sciences Corporation which, among other things, decreased our projected annual charges beginning in 2008 by approximately $10 million as compared to 2007 levels, increased certain of the services level agreements that CSC is required to provide under our Technology Services Agreement and added additional security services to be performed by CSC.

(i)

Item 8.01. Other Events

In June 2002, we outsourced certain technology functions to Computer Sciences Corporation (“CSC”) under a 10 year Technology Services Agreement (the “TSA”), which we may terminate for a fee at any time and under certain conditions. Under the terms of the TSA, CSC is responsible for the data center operations, technology help desk, network management functions and for certain application development and maintenance in the U.S. and the U.K.

On March 17, 2008, we executed an amendment (the “Amendment”) to the TSA which, among other things, decreased our projected annual charges beginning in 2008 by approximately $10 million as compared to 2007 levels, increased certain of the services level agreements that CSC is required to provide under the TSA and added additional security services to be performed by CSC. Our renegotiation of the TSA is one component of our 2008 Financial Flexibility Program and is reflected in our 2008 financial guidance as previously reported on January 30, 2008.

A copy of the Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Amendment Number 11 to Technology Services Agreement, dated March 17, 2008, by and between Dun & Bradstreet, Inc. and Computer Sciences Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Jeffrey S. Hurwitz
Jeffrey S. Hurwitz
Senior Vice President, General
Counsel and Corporate Secretary

DATE: March 17, 2008

EXHIBIT INDEX

Exhibit	Description
99.1	Amendment Number 11 to Technology Services Agreement, dated March 17, 2008, by and between Dun & Bradstreet, Inc. and Computer Sciences Corporation.

The following amended exhibits to Amendment Number 11 have been omitted for purposes of this filing, but will be furnished supplementally to the Securities and Exchange Commission upon request:

Exhibit	Content
Exhibit B-1	Service Level Metrics
Exhibit B-2	Point of Entry Customer Service Levels
Exhibit B-3	Mainframe Subsystem Service Levels
Exhibit B-4	Critical Processing Jobs
Exhibit B-5	Print and Fulfillment Jobs
Exhibit B-6	Disaster Recovery
Exhibit C-2	Resource Baselines
Exhibit C-3	Annual Services Charge
Exhibit C-4	ARC/RRC Rates
Exhibit C-5	T&M Rates
Exhibit C-12	Midrange Class Definitions
Exhibit C-22	Midrange Standard Server Configurations